Exhibit 99.2

Overview: Proposed Merger Agreement with PriveterraAcquisition Corp. (Nasdaq: PMGM)December 2022 AAEON BIOPHARMA

Disclaimer

About This Presentation

This investor presentation ("Presentation") does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Priveterra, the Company, or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

Certain statements, estimates, targets and projections in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or involving, or future performance of, Priveterra Acquisition Corp. ("Priveterra") or AEON Biopharma, Inc. (the "Company"). For example, projections of future EBITDA, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company's products, projections of the Company's future financial results and other metrics, the satisfaction of closing conditions to the pending business combination between Priveterra and the Company (the "Business Combination") and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma", "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Priveterra and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against Priveterra, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Priveterra or the Company or to satisfy other conditions to closing; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the ability to identify, develop and commercialize product candidates, the initiation, cost, timing, progress or results of current or planned preclinical studies and clinical trials, product acceptance and/or receipt of regulatory approvals for product candidates, including related milestones, the plans, strategies and objectives of management for future operations, the beliefs and assumptions of management regarding future events, potential markets or market size, or technological developments, competition and advancement of research and development activities in the biopharma industry, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and retain its management and key employees, costs related to the Business Combination, changes in applicable laws or regulations, the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; the Company's estimates of expenses and profitability, the evolution of the markets in which the Company competes, the ability of the Company to implement its strategic initiatives and continue to innovate its existing product candidates, the ability of the Company to defend its intellectual property and satisfy regulatory requirements, the impact of the COVID-19 pandemic on the Company's business; and (viii) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Priveterra's final prospectus dated February 11, 2021, relating to its initial public offering and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to Priveterra's stockholders and related registration statement on Form S-4, including those set forth under "Risk Factors" therein, and other documents to be filed with the SEC by Priveterra.

This presentation includes preliminary financial information (or "Flash" information) for the nine months ended September 30, 2022, which is subject to completion of further financial review, and will differ from the financial information in the definitive proxy statement to be delivered to Priveterra's stockholders and related registration statement on Form S-4. Actual results may differ as a result of the completion of the Company's review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company's independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Priveterra nor the Company undertakes any duty to update these forward-looking statements.

AEON BIOPHARMA

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Disclaimer (Cont'd)

Targets

This Presentation contains certain long-term financial targets of the Company. Neither Priveterra's nor the Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the targets for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These targets are forward-looking statements and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying these targets are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from the targets. Accordingly, there can be no assurance that these targets are indicative of the future performance of the Company or that actual results will not differ materially from those presented. Inclusion of the targets in this Presentation should not be regarded as a representation by any person that the targets will be achieved.

Industry and Market Data

In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. Neither Priveterra nor the Company has independently verified the accuracy or completeness of any such third-party information.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but Priveterra and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Additional Information

Priveterra intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC"), which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of Priveterra's Class A common stock in connection with its solicitation of proxies for the vote by Priveterra's stockholders with respect to the Business Combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. After the registration statement is declared effective, Priveterra will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Priveterra's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Priveterra and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Priveterra as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to Priveterra's secretary at 300 SE 2nd Street, Suite 600, Fort Lauderdale, Florida 33301, 754-220-9229.

Participants in the Solicitation

Priveterra and its directors and executive officers may be deemed participants in the solicitation of proxies from Priveterra's stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Priveterra is contained in Priveterra's prospectus dated February 11, 2021 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC's website at www.sec.gov. To the extent such holdings of Priveterra's securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Priveterra in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

AEON BIOPHARMA
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Investment Highlights

Well Known Toxin	ABP-450 is the same 900 kDa botulinum toxin approved and marketed for an aesthetic indication; manufacturing site inspected and approved by FDA, EMA and Health Canada
Fast Growing Markets	Global therapeutic neurotoxin market is an estimated $3.0B and growing >9% annually
Clinical Innovation	Migraine Phase 2 study designed to include both chronic and episodic migraine patients with a streamlined injection protocol designed to enhance safety and tolerability
No Patent Cliff	Absence of the expiration of defined patent protection creates the possibility for an annuity-like construct of continued revenue generation
Business Model Differentiation	Potential to pursue traditional pharma pricing model that therapeutic toxin competition is unable to utilize
Strong Leadership & Sponsorship	Significant neurotoxin experience and development acumen among management team translating to $112M invested in AEON since 2019

AEON BIOPHARMA
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Experienced Management Team

Leadership Team with Highly Relevant Industry Experience and Track Record of Success



Marc Forth

Chief Executive Officer

Allergan | TAP

- 25+ years of Biopharma experience
- Former US Business Lead for BOTOX® Therapeutic
- 16 years at Allergan dedicated to the entire BOTOX® franchise
- 7 years at TAP Pharmaceuticals responsible for Lupron Depot (Urology, Oncology and Gynecology)



Peter Reynolds

Acting Chief Financial Officer

evolus | Apria Healthcare | PacifiCare

- 25+ years of financial experience in Healthcare, Medical Device, and Aesthetic Toxins
- Senior Finance roles with both Publicly Traded and Privately held companies
- Significant experience in mergers, acquisitions and public offerings



Chad Oh, MD

Chief Medical Officer

AstraZeneca | revance

- 30+ years of combined experience in academia and the pharmaceutical industry
- Responsible for multiple IND, NDA, and BLA submissions
- Chief, Division of Allergy and Immunology at Harbor-UCLA Medical Center
- Associate Professor, Department of Pediatrics at UCLA School of Medicine
- Published multiple scientific papers, books, book chapters, and abstracts, including 38 peer-reviewed original scientific papers



Alex Wilson

General Counsel & Corporate Secretary

GLAUKOS | O'Melveny

- 10+ years of legal experience in corporate governance, mergers & acquisitions and capital markets
- Associate General Counsel of Glaukos Corporation, responsible for business development activities, capital markets, corporate governance and SEC reporting
- Counsel at O'Melveny & Myers
- B.S. in Business Management, Brigham Young University and J.D. from the UCLA School of Law

AEON BIOPHARMA
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Experienced Advisory Board

Advisory Board with Highly Relevant Industry Experience and Track Record of Success

Andrew Blumenfeld, MD

Migraine

- Director of the Headache Center of Southern California
- Board-certified in Neurology by the American Board of Psychiatry and Neurology, and is also certified in Headache Medicine.
- Founding chair of the American Headache Society section on Interventional Procedures for Headache
- Published widely and has over 60 peer review publications and over a 100 poster presentations at headache meetings
- Principal investigator for many research studies, and regularly addresses national pharmaceutical meetings, medical conferences, continuing education seminars, and community events.

Michael Camilleri, MD

Gastroparesis

- Gastroenterology Specialist in Rochester, MN and has over 34 years of experience in the medical field
- Atherton and Winifred Bean Professor of Medicine, Pharmacology, and Physiology, Mayo Clinic
- Former Dean of Development at Mayo Clinic
- Former President, American Gastroenterological Association
- Holds several R01 and American Recovery and Reinvestment Act (ARRA) grants from the National Institutes of Health (NIH)
- Published widely and has over 900 peer review publications
- Received the Julius Friedenwald Medal, AGA's highest honor for his lifelong commitment to gastroenterology

Chris Reist, MD

Neuro/Psych

- Professor Emeritus, Psychiatry & Human Behavior School of Medicine
- Research Psychiatrist-Long Beach VA Healthcare Systems
- Currently he is leading a DoD project at the Long Beach VA to study the potential benefits of using virtual reality environments to augment prolonged exposure for treatment of Veterans with combat PTSD.
- Published widely and has over 100 peer review publications
- Listed in "Best Doctors" for 2007-2019
- Distinguished Fellow, American Psychiatric Association
- Exemplary Psychiatrist Award, National Alliance for the Mentally Ill

James Fallon, PhD

Neuro/Psych

- Professor of psychiatry and human behavior and emeritus professor of anatomy and neurobiology in the School of Medicine at the University of California, Irvine.
- Research interests include adult stem cells, chemical neuroanatomy and circuitry, higher brain functions, and brain imaging.
- Sloan Scholar, Senior Fulbright Fellow, National Institutes of Health Career Awardee, and recipient of a range of honorary degrees and awards
- Subject matter expert in the field of "cognition and war" to the Pentagon's Joint Command.
- Published widely and appeared on numerous documentaries, radio, and TV shows.

Del Stagg, PhD

Regulatory/QA

- 40+ years experience in Biopharma, Medical Product Development and Regulatory Affairs
- Prior experience includes Allergan, BD, and Evolus
- Responsible for US and International regulatory approvals for pharmaceuticals, biologic (including BOTOX® at Allergan)
- Responsible for US and International regulatory approvals for Jeuveau® at Evolus
- Management team member for numerous medical product companies with successful IPOs

AEON BIOPHARMA

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Overview of Priveterra Sponsor Team

PRIVETERRA
ACQUISITION CORP.
(NASDAQ: PMGMU)

- Fundamental approach to proprietary investment thesis driven by innovation, transparency, long-term relationships and shareholder values
- Strong track record in Life Sciences over the past two decades … building, operating and monetizing investments
- Significant M&A experience acquiring and integrating companies at attractive valuations
- History of successfully commercializing new products and technologies
- Bob Palmisano will become the Chairman of the Board post De-SPAC

80	**26**	**16**	**5**
~$83B	**~$16B**	**~$9B**	**~$10B**
Total M&A Executed	Total IPOs Executed	Tuck-ins / Integrations Completed	Successful Exits



Robert Palmisano

40+ years of unique and diverse experience in the life sciences industry including former President and CEO of Wright Medical Group, ev3, Intralase Corp, MacroChem Corp and Summit Technology



Vikram Malik

30+ years of experience in finance as former Vice Chairman of Investment Banking at Deutsche Bank and Global Co-Head of MedTech at Bank of America Merrill Lynch



Oleg Grodnensky

PRIVETERRA

24+ years of working in finance, strategic advisory, investing, operational and company-building experience across the life sciences industry

AEON BIOPHARMA

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Advancing Novel Therapies with a Well-Established Neurotoxin

AEON has a differentiated business model for a platform product candidate ABP-450

An estimated $3.0B global therapeutic neurotoxin market projected to grow to $4.4B in 2027[1]

Differentiated business model designed to deliver enhanced value to payors and providers

Same 900 kDa Neurotoxin Complex Approved for Aesthetic Indications

Pipeline in a Product candidate; three clinical development programs and one preclinical program - in chronic conditions

Management team with significant neurotoxin and biopharma experience

AEON BIOPHARMA

Source: 1. Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2021

8

9 Development Timeline Includes Multiple Clinical Near-Term Milestones Chronic Migraine Episodic MigraineIndicationCurrent Phase ABP-450 Cervical DystoniaPhase 2Phase 2Phase 2* 2020 2H 1H 2021 2H 1H 2022 2H 1H 2023 2H 1H 1 2 3 1 1) IND accepted Oct 20202) First patient treated Mar 2021 3) Anticipate to complete episodic enrollment Q4 20224) Anticipate P2 top line episodic data 2H 2023 1 1 2 3 4 2 3 4 1) IND accepted Oct 2020 2) First patient treated Mar 2021 3) Anticipate P2 top line chronic data 2024 1) IND accepted Sep 2020 2) First patient treated Apr 2021; last patient last visit Jul 20223) P2 data reported Sep 20224) Anticipate P3 initiation in 2024 Chronic (>15 headache days AND >8 migraine days / month) Episodic (<15 headache days AND 6-14 migraine days / month) Asteriskindicates phase is complete Expected Cost $25Mto$35M $1M to$5M Contemplated transaction will provide cash through clinical milestones into 2024 2024 2H 1H

Global Therapeutic Toxin Competitive Landscape

	BOTOX onabotulinumtoxinA AbbVie Inc.	AEON BIOPHARMA	XEOMIN incobotulinumtoxinA Merz Pharma	Dysport (abobotulinumtoxinA) Ipsen Group	revance REMARKABLE SCIENCE CHANGES EVERYTHING
Molecular Size	900 kDa	900 kDa	150 kDa	~400 kDa	150 kDa
Approved Indications	1. Blepharospasm 2. Strabismus 3. Cervical Dystonia 4. Hyperhidrosis 5. Spasticity 6. Chronic Migraine 7. Overactive Bladder 8. Neurogenic Detrusor Overactivity (adult and pediatric)	None	1. Blepharospasm 2. Cervical Dystonia 3. Adult Spasticity (Upper Limb) 4. Chronic Sialorrhea	1. Cervical Dystonia 2. Spasticity	None
In Development	1. Atrial Fibrillation 2. Episodic Migraine	1. Migraine 2. Cervical Dystonia 3. Gastroparesis 4. Neuro/Psych Indications	Undisclosed	1. Neurogenic Detrusor Overactivity	1. Cervical Dystonia 2. Adult Spasticity (Upper Limb)
FDA Approved	✓		✓	✓	
US Share	95%		2%	2%	

AEON BIOPHARMA

Source: Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2019

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Global Therapeutic Toxin Market – 9.9% Projected Growth Through 2027

Global Therapeutic Toxin Market Projections



Revenue CAGR ('20 – '27E): 9.9%
$2.3B
$2.7B
$3.0B
$3.2B
$3.5B
$3.8B
$4.1B
$4.4B
2.7M procedures
$557 ASP (US)
5.0M procedures
CGAR: 8.8%
$619 ASP (US)
CGAR: 1.5%
2020A
2021E
2022E
2023E
2024E
2025E
2026E
2027E

Global Therapeutic Toxin Market Share Breakdown



By Geography
9%
7%
84%
EU
Asia Pacific
US



By Indication
6%
13%
17%
28%
36%
Overactive Bladder
Other
Cervical Dystonia
Spasticity
Migraine

Anticipated Volume Growth Drivers

- **Current indications:** Organic growth in current indications driven primarily by continued investment in disease awareness and growing patient populations
- **New indications:** Development in therapeutic specialties that do not currently have a toxin treatment option
- **Improved reimbursement:** Favorable dynamics to facilitate coverage at current and projected pricing levels

AEON BIOPHARMA

Source: Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2021

11

12 Strategy Provides Value to Payors and Physicians Alike Deliver Value to Physician•Consistent, predictable reimbursement•Flexibility with payor Deliver Value to Payor•Potential to offer financial incentives, including rebates Exclusive Therapeutic Focus Expected to Allow Traditional Pharma Pricing Model Not Currently Available to Competition •Well-established 900 kDabotulinum toxin complex will facilitate rapid adoption•Original BLA expected to allowto uniquely manage our ASP to enhance value to payors and physicians•Physicians to receive consistent and favorable reimbursement from payors•Flexibility to provide economic incentives, including rebates, to payors and/or providers

13 Pricing Strategy Net Price Net PriceAestheticTherapeutic •Net Price –expected to be the same as or better than the market leader •Potential for Rebates –to payors and/or physicians same as or higher than market leader, supporting more spend to build market share Discounts Rebate Applying Traditional Pharma Pricing Model Creates more predictable business model for physician business practices by applying traditional pharma reimbursement modelAssumed List Price Parity

Key Value Inflection Points

Core Value

BLA and clinical programs

- Original BLA for therapeutic uses
- Product platform
- Take share of established markets, enter new indications

Commercialization

Validating the model

- First launch in established market
- Expansion of treatment options
- Adoption facilitated by established 900 kDa botulinum toxin complex

Expansion of Commercial Opportunities

Traditional pricing model in therapeutic neurotoxin markets

- Replicate success in identified therapeutic indication
- Enhance value to payors and physicians
- Physicians to receive consistent and favorable reimbursement from payors

AEON BIOPHARMA

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Migraine(prophylaxis) AAEON BIOPHARMA

Migraine Market an Attractive Opportunity Despite Competition

Large & Growing Market

Migraine affects approximately 40M people in the United States and 1B people worldwide every year, making migraine the third most prevalent illness in the world [1]

Chronic Migraine
- 15+ headache days/month
- ~4.0M patients ($11.2B market)[2]

Episodic Migraine
- 6-14 headache days/month
- ~9.4M patients ($18.5B market)[3]

CGRP MABs are rapidly expanding market driven by new product launches and promotional investment

Toxins are Faring Well Despite Competition

- Botox® in chronic migraine returned to double digit growth after a brief flat period due to CGRP launches and COVID challenges
- Botox® only has a claim for chronic migraine vs. CGRPs with both chronic and episodic indications

ABP-450 Opportunity

- Pursuing label that could address broader patient population than Botox® with inclusion of episodic and chronic migraine patients in Phase 2
- Novel injection paradigm with fewer injections and differentiated injection locations for ABP-450 (patent pending)
- Potential for better safety and tolerability
- Established commercial platform in neurology

AEON BIOPHARMA

Sources: 1. Migraine Research Foundation. 2. Company estimates based on 2017 US Census Projections; Diamond, Patterns of Diagnosis and Acute and Preventive Treatment for Migraine in the United States: Results from the American Migraine Prevalence and Prevention Study (2006); Lipton, Barriers to the Diagnosis and Treatment of Migraine (2012) and assumes 2.2 million diagnosed patients receiving four treatments per year (two vials) at a cost of $634 per vial 3. Messali, Direct and Indirect Costs of Chronic and Episodic Migraine in the United States: A Web-Based Survey (2016) and assumes 3.65 million diagnosed patients receiving four treatments per year (two vials) at a cost of $634 per vial. 4. DRG report, Migraine Disease Landscape & Forecast, December 2020

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CGRPs saw AN INCREASE in the OVERALL claims volume (~6%) in Q2'22 compared to 4% Decrease in Q1'22

NORMALIZED Botox and CGRPs in Preventive Migraine Treatment [2018-Q2'22]



+0.3%
600K
500K
400K
300K
200K
100K
K
Volume (# of Claims)
Ajovy and Emgality approved
Aimovig (first CGRP) approved
Vyepti Launch
Qulipta Launch

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4'2021	Q1'2022	Q2'2022
Normalized Botox	394,761	395,718	398,877	392,160	407,430	409,350	417,789	400,488	385,842	430,050	440,886	454,890	507,234	526,566	525,879	529,296	530,730
CGRPs	893	52,659	215,741	265,896	316,178	380,509	427,630	457,118	512,517	502,432	506,951	503,276	526,847	532,486	537,295	518,041	547,457

AEON BIOPHARMA

Source: Symphony Health Data (2015 - June'2022) CGRP includes Aimovig, Ajovy, Emgality,Vyepti, Qulipta Normalized Botox claims = Botox claims * 3

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18 After Brief Decline During COVID, Botox Resumed Growth Among Patients Switching from a Previous Brand Definitions: •Patient cohort -Patients with at least 1 migraine diagnosis code and at least 1 treatment code on or after first diagnosis code•Look Back= 365 days, Grace=30 days Source: Symphony Health Data (2015 -Sept’2021)

Migraine Phase 2 Study Design – Fixed Site/Fixed Dose

Randomized Placebo Controlled Trial for Chronic and Episodic Migraine Patients

- n = 765
- 60 sites in US, Canada & Australia
- Includes both chronic & episodic migraine patients
- 2 doses; 3 arms
- 2 injection cycles
- ~6-month duration
- Novel injection paradigm
  - 22 injections (low dose) vs. 31 Botox



Randomized Double-Blinded Placebo-Controlled Study
Open Label Extension Study
R
150 Units ABP-450 n= 230
195 Units ABP-450 n= 230
Placebo n= 230
4 treatments of ABP-450

4-week washout of prior toxin treatment | 4-week baseline | Randomized | 28 weeks | 52 weeks

- First patient treated March 2021
- P2 Episodic topline data expected 2H 2023
- P2 Chronic topline data expected 2H 2024

Endpoints

Primary:

- Number of headache days per month compared to baseline
- Incidence of TEAEs throughout study compared to placebo

Secondary:

- Reduction in MDD from baseline
- Change in use of escape medications from baseline
- Safety endpoints of change in laboratory tests, ECG, etc.

Exploratory:

- Change in PGI-S, PGI-C, MIDAS

AEON BIOPHARMA

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CERVICAL DYSTONIA AAEON BIOPHARMA

21 Cervical Dystonia Opportunity for ABP-450 Source: Company estimates based on 2017 US Census Projections; Defazio, Descriptive Epidemiology of Cervical Dystonia (2013);and Richardson, American Academy of Neurology -Dystonia Treatment (2017). •Potential for efficient development•Potential to allow participation in segment of on-label movement disorders•Potential to leverage into a broader muscle spasticity indication and label with a focused clinical program Important Indication for Muscle Movement Disorders •Cervical dystonia is a chronic condition with no cure•Painful and debilitating twisting movements of neck and shoulders•Botulinum toxin injection is the standard of care•Established outcome measures and regulatory pathway The Disorder •~50,000 patients•~$360M market•Approximately 40% of therapeutic toxin market sales in 2019 were for various muscle movement disorders•Anticipate that Phase 3 program will include a head-to-head comparison to Botox®to demonstrate non-inferiority US Market Opportunity For ABP - 450

22 •n = 60•40 sites in US •3 doses; 4 arms•1 injection in randomized portion•4 injections in OLE•20-week primary endpoint•72 weeks total Primary: •Safety of ABP-450 Secondary: •Change in TWSTRS•PGI-C and CGI-C•PGI-S and CGI-S Exploratory: •C-SSRS•Dysphagia ScoreCervical Dystonia Phase 2 Study Design -Dose RangingRandomized placebo-controlled Phase 2 trial Open label extension proposed to occur in parallel with Phase 3 trial Randomized DB PC Study 20 weeksRandomized R 1 week baseline16 week washout of prior toxin treatment Open Label Extension Placebon= 15 150 Units ABP-450 n= 15 250 Units ABP-450n= 15 350 Units ABP-450n= 15 4 treatments of ABP-450 52 weeks •First patient dosed in April 2021•Phase 2 top line data reported in September 2022 Endpoints

23 Discussion and Conclusions•Phase 2 trial met primary and other key endpoints, supporting the safety and efficacy of ABP-450 in reducing signs and symptoms associated with CD.•ABP-450 demonstrated adverse event rates similar to, or lower than, other botulinum toxin products for the treatment of CD.1)Zero discontinuations due to Treatment-Emergent Adverse Events (TEAEs)2)Low rate of treatment-related TEAEs (TRAEs)3)Zero dysphagia cases in the 150 U arm and low rate of dysphagia (11%) and muscle weakness (6.7%) overall4)All TRAEs were mild to moderate in severity and transient in nature•ABP-450 demonstrated efficacy similar to, or better than, other botulinum toxin products for the treatment of CD.1)TWSTRS at Week 4 improved 14.01 points in 150 U; 11.28 points in 250 U; 9.92 points in 350 U; 3.57 points in placeboa)Statistical significance in lower dose arms (150 U and 250 U) vs. placebo and numerical improvement in high dose arm (350 U) vs. placebo2)Patient Global Impression of Change (PGI-C)demonstrated statistically significant improvementinall three ABP-450 dose groups over placebo3)Clinical Global Impression of Change (CGI-C)demonstrated statistically significant improvementinall three ABP-450 dose groups over placebo•Median duration of treatment effect was at least 20 weeks for 150 U, 20 weeks for 250 U, and 20 weeks for 350U.

24 Competitive Profile AEON will be the second competitor in migraine prevention, the single largest toxin therapeutic indication for the market leader (45% of therapeutic toxin sales). Therapeutic only focus provides pricing flexibility without the negative impact of heavy discounting from aesthetic toxin SKUs. New market entrants have been hindered by differentiated toxin characteristics, complicating physician adoption. 900 kDAweighting and similar characteristics simplify transition to ABP-450. Migraine Indication Pricing Dynamics Low Switching Costs Migraine Differentiation AEON utilizes a unique injection paradigm featuring fewer injections (22 injections versus 31 injections) which has the potential to deliver a safety and tolerability benefit. Market Landscape Aesthetic competition is impacted by bundling and cross-product pricing dynamics. Therapeutic indications are single product treatments, limiting the pricing strategies that can be deployed to deter new market entrants.

Financial Overview

Transaction Details

Sources of Funds

($ in millions)

AEON Rollover Equity	$165.0
Sponsor Equity	34.5
Priveterra Cash in Trust [(1)]	276.0
AEON Cash [(2)]	21.1
Total Sources	**$496.6**

Uses of Funds

($ in millions)

Equity to AEON [(3)]	$165.0
Sponsor Promote [(3)]	34.5
Estimated Transaction Costs [(4)]	23.4
Cash to Balance Sheet	273.7
Total Uses	**$496.6**

Pro Forma Valuation

($ in millions except per share values)

Illustrative share price	$10.00
Pro forma shares outstanding (M) [(3)]	47.550
Equity Value	**$475.5**
Net Cash (assumes no redemptions)	(273.7)
Enterprise Value	**$201.8**

Pro Forma Ownership [(3)]

Assumes $10.00 share price and no redemptions



7.3%
Sponsor Equity
34.7%
AEON
58.0%
SPAC Public Shareholders

1. Assumes no redemptions.
2. AEON Cash as of 09/30/22, unaudited.
3. Ownership percentage is calculated on a fully diluted basis (utilizing the treasury stock method). Assumes no incremental financing between announcement and closing except as noted, and excludes impact of 27.6 million public warrants and 5.2 million private warrants struck at $11.50. Excludes impact of any equity incentive plan, 16.0 million shares in equityholder earnout consideration to existing equityholders and 3.45 million shares of SPAC's sponsor subject to vesting upon achievement of certain earnout milestones (see Slide 25 for additional detail).
4. Estimated transaction costs of $23.41M include expected advisory/legal/other fees.

AEON BIOPHARMA

26

"Pay for Performance" Earnout Structure

Earnout Structure Aligns AEON and Sponsor Incentives with Public Market Investors



ABP-450 – Clinical and Regulatory Timeline
Earnout Deadline
2025
2026
2027
2028
2029
1H
2H
Chronic Migraines
AEON BIOPHARMA
PRIVETERRA
1M shares payable to each party upon first patient dosed in Phase 3 study in the first to occur between CM or EM prior to 06/30/25
7M shares
BLA acceptance for CM prior to 06/30/28
1.45M shares to be awarded either upon the BLA acceptance for CM prior to 06/30/28 or BLA acceptance for EM prior to 06/30/29²
12M
Episodic Migraines
4M shares¹
BLA acceptance for EM prior to 06/30/29
2.45M
Cervical Dystonia
4M shares
BLA acceptance for CD prior to 11/30/26
1M shares
4M
1M

Note: CM = Chronic Migraine, EM = Episodic Migraine, CD = Cervical Dystonia. Please refer to " Forward-Looking Statements" in the slide titled "Disclaimer" for important information you should consider regarding the timing of earn-out milestone achievement, as no assurance can be given that any such indicated earn-out milestone will be achieved on the timeline indicated or at all.

1. If BLA acceptance for episodic migraine occurs prior to BLA acceptance for chronic migraine, earnout for episodic migraine BLA acceptance will increase from 4M shares to 11M shares and there shall be no further earnout issuance for chronic migraine. In the event that AEON licenses any of its products (except for Migraine or CD indications) to a third-party licensor for distribution in the U.S. market prior to the time that the 11M shares have been issued upon achievement of either the BLA acceptance for episodic migraine or chronic migraine (as described above), then 2M shares shall be issued upon the entry into such license agreement and the remaining shares to be issued for achievement of the BLA acceptance for episodic migraine or chronic migraine, as applicable, will be correspondingly reduced.
2. 1.45M founder shares shall vest upon the earlier to occur of (i) BLA acceptance for chronic migraine or (ii) BLA acceptance for episodic migraine.

AEON BIOPHARMA

27

AEON Target Financial Profile in 2035

($ in millions)

Targeted Peak Sales Ranges



$1,050 - $2,250
Migraine[1]
$1,000 – $2,000
Cervical Dystonia[2]
$50 – $250

Targeted Peak Sales Indicate AEON has Potential to Be Major Player in Neurotoxin Market

Target Revenue Split Ranges at Peak Sales[3]

~ 90/10 split between primary indications



Low
High
5%
95%
11%
89%
Migraine
Cervical Dystonia

Long-Term Targeted Margin Dynamics

Gross Margin	Operating Margin
Mid 70%	Mid 50%

Source: Company targets as of 10/20/22.

1. Midpoint sales of $1.5B assumes ~1.2M addressable toxin patients in chronic and episodic migraine receiving 2.5 treatments per year (2 vials per treatment) at an average selling price of $656/vial with AEON's share of such market at ~35%.
2. Sales of ~$75M assumes ~63k addressable toxin patients receiving 3 treatments per year (3 vials per treatment) at an average selling price of $656/vial with AEON's share of such market at ~20%.
3. Revenue splits highlight revenue split at each end of the range for peak sales projections.

AEON BIOPHARMA

28

Valuation Benchmarking

($ in millions)

	Companies	Median EV	Median EV/ Peak Sales
CNS Peer Set	Anavex Life Sciences Corp., Annovis, Axsome, Harmony Biosciences, Heron Therapeutics, Hyloris Pharmaceuticals, Intra-Cellular Therapies, Supernus Pharmaceuticals, Xenon	$1,512	1.2x
Commercial Neurotoxin Products Subset	Evolus, Revance Therapeutics	$1,104	1.3x
	AEON Biopharma	$202[1]	0.1x

Source: Company press releases and S&P Capital IQ as of 12/09/22.
Note: Primarily includes companies with recently commercialized products in the following indications: Schizophrenia, Narcolepsy, MDD, Migraine, Post-operative pain, and moderate to severe glabellar lines. Includes clinical stage companies with product candidates in the following indications: Epilepsy, PD, AD, Post-operative pain, and Migraine.
1. Enterprise value is calculated as implied equity value less anticipated net cash at close of transaction.

AEON BIOPHARMA
29

Investment Highlights

Well Known Toxin	ABP-450 is the same 900 kDa botulinum toxin approved and marketed for an aesthetic indication; manufacturing site inspected and approved by FDA, EMA and Health Canada
Fast Growing Markets	Global therapeutic neurotoxin market is an estimated $3.0B and growing >9% annually
Clinical Innovation	Migraine Phase 2 study designed to include both chronic and episodic migraine patients with a streamlined injection protocol designed to enhance safety and tolerability
No Patent Cliff	Absence of the expiration of defined patent protection creates the possibility for an annuity-like construct of continued revenue generation
Business Model Differentiation	Potential to pursue traditional pharma pricing model that therapeutic toxin competition is unable to utilize
Strong Leadership & Sponsorship	Significant neurotoxin experience and development acumen among management team translating to $112M invested in AEON since 2019

AEON BIOPHARMA

30

Appendix

Intellectual Property Considerations for ABP-450

High Barriers for New Entrants to Effectively Compete

4 US Patents Pending

2 PCT International Patents Pending

3 US Provisional Patents

9 Total Patents & Patents Pending

Exclusive Licensing & Supply Agreement

- Under agreement, Daewoong manufactures and supplies ABP-450 to AEON
- Agreement initiated in Q4 2019
- Exclusive license granted for commercialization for therapeutic indications

Territories Covered Under Agreement[1]



If Issued, Patents Would Provide Intellectual Property Protection Until 2040

AEON BIOPHARMA

1. Countries include United States, Canada, South Africa, Australia, Russia, European Union, United Kingdom.

32

Gastroparesis Opportunity for ABP-450

The Disorder

- Defined by delayed gastric emptying
- Symptoms are chronic with episodic exacerbations
- Nausea, vomiting and pain are most troubling symptoms
- Both idiopathic and diabetic (nerve damage leads to impaired intestinal muscle function)
- Very limited therapeutic options; Reglan® and Gimoti tm (metoclopramide) limited by AEs

Potential Regulatory Pathway

- 2019 FDA Guidance for Industry[1]
- Since a well-defined and reliable patient reported outcome (PRO) is not yet available, FDA recommends that the core signs and symptoms be included as endpoints.
- Anticipate initiating a Phase 2a study in 2024
  - Our primary endpoint measures change in core signs and symptoms from baseline over a 12-week treatment period
  - We plan to assess idiopathic and diabetic patients in separate trials

ABP-450 Opportunity

- ~400,000 patients[2]
- ~$900M market
- High unmet need, low competitive intensity
- We are aware of no other neurotoxin pursuing gastroparesis indication
- Data from investigator-sponsored trials show positive response to neurotoxins with endoscopic intrasphincter injection of the pylorus in patients with idiopathic and diabetic gastroparesis

Source:
1. https://www.fda.gov/media/129880/download
2. Company estimates based on 2017 US Census Projections; Syed, Epidemiology and Diagnosis of Gastroparesis in the United States: A Population-based Study. (2019); and Parkman, Clinical features of idiopathic gastroparesis vary with sex, body mass, symptom onset, delay in gastric emptying, and gastroparesis severity (2011).

AEON BIOPHARMA
33

Injections in the Pylorus and Pyloric Sphincter Region

Provides an Opportunity for a Targeted Treatment for Gastroparesis

Plan to administer injections of ABP-450 using a standard sclerotherapy needle in the pylorus and pyloric sphincter region


Esophagus
Lower Esophageal Sphincter
Pyloric Sphincter
Duodenum

Esophagogastroduodenoscopy



Sclerotherapy needle

- Initiated preclinical study Dec 2020; completed Sep 2021
- IND accepted
- Anticipate initiating Phase 2a trial in 2023

AEON BIOPHARMA

34

Risk Factors

Summary of Risk Factors

The Company's business is subject to numerous risks and uncertainties that represent challenges that the Company faces in connection with the successful implementation of its strategy and the growth of its business. Below is an appendix to this Presentation which includes a summary of certain principal risks associated with the Company's business, but these risks are not the only risks the Company faces now or may face in the future. You should consider carefully the discussion of these risks and other risks associated with the Company's business and the Business Combination that will be included in the proxy statement/prospectus included in the registration statement on Form S-4 to be filed by Priveterra.

1. We have a limited operating history and have incurred significant losses since our inception and anticipate that we will continue to incur losses for the foreseeable future. If we ever achieve profitability, we may not be able to sustain it.

2. Our future success currently depends entirely on the successful and timely regulatory approval and commercialization of our only product candidate, ABP-450. The development and commercialization of pharmaceutical products is subject to extensive regulation, and we may not obtain regulatory approvals for ABP-450 in any of the indications for which we plan to develop it on a timely basis or at all.

3. Clinical product development involves a lengthy, expensive and uncertain process. We may incur greater costs than we anticipate or encounter substantial delays or difficulties in our clinical studies.

4. Enrollment and retention of patients in clinical studies is an expensive and time-consuming process and could be delayed, made more difficult or rendered impossible by multiple factors outside our control. If we experience delays or difficulties in enrolling patients in clinical studies, our receipt of necessary regulatory approval could be delayed or prevented.

5. Even after this transaction, we will require additional financing to fund our future operations, and a failure to obtain additional capital when needed on acceptable terms, or at all, could force us to delay, limit, reduce or terminate our operations.

6. We have concluded that we do not have sufficient cash to fund our operations and to meet our obligations as they become due within through one year from the date that our consolidated financial statements are issued and as a result, there is substantial doubt about our ability to continue as a going concern.

7. ABP-450 may cause undesirable side effects or have other properties that could delay or prevent its regulatory approval in any of our proposed therapeutic indications, limit its commercial potential or result in significant negative consequences following any potential marketing approval.

8. Results of other parties' clinical studies involving the same or a nearly identical botulinum toxin complex as ABP-450, or results in any preclinical studies we conduct, may not be predictive of future results of our clinical studies.

9. Interim or preliminary data from our clinical studies that we may announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data.

10. Due to our limited resources and access to capital, we must prioritize development of certain therapeutic uses of ABP-450; these decisions may prove to be wrong and may adversely affect our business.

11. We may not be successful in obtaining an original BLA that contemplates exclusively therapeutic uses of ABP-450.

12. Even if ABP-450 receives regulatory approval for any of our proposed indications, it may fail to achieve the broad degree of market acceptance by physicians, patients, third-party payors and others in the medical community necessary for commercial success.

AEON BIOPHARMA

35

Risk Factors (Cont'd)

13. ABP-450, if approved in any currently proposed or future therapeutic indications, will face significant competition and our failure to effectively compete may prevent us from achieving significant market penetration and expansion.

14. If approved, ABP-450 may face competition sooner than anticipated.

15. If we are unable to establish sales and marketing capabilities on our own or through third parties, we will be unable to successfully commercialize ABP-450, if approved in any proposed therapeutic indication, or generate product revenue.

16. We will need to grow the size of our organization, and we may experience difficulties in managing this growth.

17. Our employees, independent contractors, consultants, commercial collaborators, principal investigators, vendors and other agents may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements.

18. If product liability lawsuits are brought against us, we may incur substantial liabilities and may be required to limit commercialization of ABP-450.

19. If we fail to attract and keep senior management and key scientific personnel, we may be unable to successfully develop ABP-450 in any of our proposed therapeutic indications, conduct our clinical studies and commercialize ABP-450.

20. We rely on the Daewoong Agreement to provide us exclusive rights to commercialize and distribute ABP-450 in certain territories. Any termination or loss of significant rights, including exclusivity, under the Daewoong Agreement would materially and adversely affect our development or commercialization of ABP-450.

21. We currently rely solely on Daewoong to manufacture ABP-450, and as such, any production or other problems with Daewoong could adversely affect us. The manufacture of biologics is complex and Daewoong may encounter difficulties in production that may impact our ability to provide supply of ABP-450 for clinical studies, our ability to obtain marketing approval, or our ability to obtain commercial supply of our products, if approved, could be delayed or stopped.

22. A material breach by us of the terms of our license and settlement agreement with Medytox, Inc. could have a material adverse effect on our business.

23. We rely, and will continue to rely, on third parties and consultants to conduct all of our preclinical studies and clinical studies. If these third parties or consultants do not successfully carry out their contractual duties or meet expected deadlines, we may be unable to obtain regulatory approval for ABP-450.

24. If we or any of our current or future licensors, including Daewoong, are unable to maintain, obtain or protect intellectual property rights related to ABP-450, we may not be able to compete effectively in our market.

25. Even if we receive regulatory approval for ABP-450 in any therapeutic indication, we will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense, limit or delay regulatory approval and subject us to penalties if we fail to comply with applicable regulatory requirements. Additionally, ABP-450, if approved in any therapeutic indication, could be subject to labeling and other restrictions and market withdrawal and we may be subject to penalties if we fail to comply with regulatory requirements or experience unanticipated problems with our products.

26. Even if we receive marketing approval, coverage and adequate reimbursement may not be available for ABP-450 in any currently proposed or future therapeutic indications, which could make it difficult for us to sell the product profitably, if approved.

27. The COVID-19 pandemic has had, and may continue to have, an adverse effect on our operations, as well as the business or operations of our manufacturers, clinical research organizations, or CROs, or other third parties with whom we conduct business.

AEON BIOPHARMA

36

THANK YOU A AEON BIOPHARMA